UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2012

LML PAYMENT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

British Columbia	0-13959	98-0209289
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1680-1140 West Pender Street, Vancouver, BC  V6E 4G1
(Address of principal executive offices and Zip (Postal) Code)

Registrant’s telephone number, including area code (604) 689-4440

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 25, 2012, in connection with the previously announced Arrangement Agreement entered into on September 21, 2012 by LML Payment Systems Inc. (“LML”), Digital River, Inc. (“Digital River”), and  LML Acquisition Corp., a direct wholly-owned subsidiary of Digital River (“Merger Sub”),  Merger Sub and Chris Koide, Executive Vice President Operations of LML, entered into a Lock-Up and Support Agreement (the “Koide Lock-Up Agreement”).  The terms of the Koide Lock-Up Agreement are identical in all substantive respects to the terms of the Lock-Up and Support Agreements entered into by each of the other executive officers and the directors of LML, which were filed as Exhibits 10.1 – 10.7 to that certain Form 8-K filed by LML on September 24, 2012.  Mr. Koide holds 0.3% of the issued and outstanding shares of LML and there are now Lock-Up and Support Agreements in place between Merger Sub and the holders of, in the aggregate, 33.2% of the issued and outstanding shares of LML common stock, including all of the directors and executive officers of LML.

The foregoing description of the Koide Lock-Up and Support Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Koide Lock-Up and Support Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Additional Information and Where to Find It

LML also intends to file a proxy statement with the United States Securities and Exchange Commission (“SEC”) in connection with the arrangement contemplated by the Arrangement Agreement.  Shareholders of LML are urged to read the proxy statement when it becomes available, because it will contain important information.  Shareholders of LML will be able to obtain a free copy of the proxy statement, as well as other filings containing information about LML proposed transaction, when available, without charge, at the SEC’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about LML and the proposed transaction can be obtained, when available and without charge, by directing a request to LML, Attention: Investor Relations, 1140 West Pender Street, Suite 1680, Vancouver, British Columbia V6E 4G1, by phone at (800) 888-2260, or on LML Payment Systems’ website at www.lmlpayment.com.

LML, Digital River and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from LML’s shareholders in respect of the Arrangement. You can find information about LML’s directors and executive officers in LML’s definitive annual proxy statement filed with the SEC on July 31, 2012. You can obtain free copies of LML’s annual proxy statement, and LML’s proxy statement in connection with the Arrangement (when it becomes available), by contacting LML’s investor relations department. Additional information regarding the interests of LML’s directors and executive officers will be included in the proxy statement and the other relevant documents filed with the SEC when they become available. You can find information about Digital River’s directors and executive officers in Digital River’s definitive annual proxy statement filed with the SEC on April 18, 2012. You can obtain free copies of Digital River’s annual proxy statement by contacting Digital River’s investor relations department.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Lock-Up and Support Agreement, dated as of September 21, 2012, by and among LML Acquisition Corp. and Chris Koide.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML Payment Systems Inc.

/s/ Carolyn L. Gaines
Carolyn L. Gaines
Corporate Secretary

Date: September 26, 2012